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                                                     As amended through 11/12/91

                               TELCO SYSTEMS INC.

                      1988 NON-STATUTORY STOCK OPTION PLAN
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1.       PURPOSE OF THE PLAN.
         This 1988 Non-Statutory Stock Option Plan (the "Plan") of Telco Systems, Inc., a Delaware corporation (the "Company"), is designed to provide financial and investment incentives to present and future key employees of the Company and of its subsidiaries, and to persons who are or become directors of any such subsidiary, by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such key employees and such other persons, the Company seeks to attract and retain in its employ persons of exceptional competence, to attract as directors persons of wide experience and a high degree of competence, and to furnish an added incentive for all of such persons to increase their efforts on behalf of the Company.

2.       ADMINISTRATION.
         The Plan shall be administered by the Board of Directors of the Company (the "Board"). All questions of interpretation and application of the Plan, of options granted hereunder (the "Options") and of the value of shares of Common Stock subject to an Option, shall be subject to the determination, which shall be final and binding, of a majority of the Board. The Board may appoint a Stock Option Committee (the "Committee"), which shall be constituted as determined by the Board and which, subject to the provisions of the Plan and the approval of the Board, shall have and exercise all powers of the Board to administer the Plan. In the event that the powers of the Board are so delegated to the Committee, the term "Board" as used herein shall be deemed to refer to the Committee. Notwithstanding the foregoing, the Committee shall not have the right to amend or terminate the Plan, which right shall be reserved solely to the Board.

3.       OPTION SHARES.
         The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 350,000 shares; provided, however, that the class and aggregate number of shares which may be subject to options granted hereunder shall be subject to adjustment in accordance with the provisions of paragraph 15 hereof. Such shares may be treasury shares or authorized but unissued shares.


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In the event that any outstanding Option for any reason shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexpired portion of such option may again be subject to an Option under the Plan.

4.       AUTHORITY TO GRANT OPTIONS AND AMOUNT OF GRANTS.
         The Board may grant Options from time to time to such eligible persons as it shall determine ("Optionees"). The number of shares of Common Stock to be covered by any option shall be as determined by the Board.

5.       ELIGIBILITY.
         The individuals who shall be eligible to participate in the Plan shall be such key employees and directors of any subsidiary corporation as the Board shall determine from time to time; provided, however, that no person shall participate in the Plan who in the opinion of the Board may be deemed to be a director or officer of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations thereunder. For all purposes of the Plan the term "subsidiary corporation" shall mean any corporation of which 50% or more of its outstanding voting stock is at the time owned by the Company or by one or more subsidiary corporations.

6.       OPTION PRICE.
         The price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted, and may not be less than 85% of the fair market value of the shares of Common Stock on the date the option is granted; provided, however, that no Option may be granted to an individual who, at the time such Option is granted, owns more than 10% of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation of the Company unless such Option provides that the purchase price per share shall not be less than 110% of the fair market value of the Common Stock on the date the Option is granted.


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7.       DURATION OF OPTIONS.
         The Board in its discretion may provide that an option shall be exercisable during any specified period of time of not more than 10 years commencing on the date such option is granted.

8.       AMOUNT EXERCISABLE.
         Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the option, provided, however, that each Option shall be exercisable as to not less than one-fifth of the shares for which it may be exercised on the first anniversary date from the date of such grant, and not less than an additional one-fifth of such shares on each of the second, third, fourth and fifth anniversary dates from the date of such grant.

9.       EXERCISE OF OPTIONS.
         Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised and the address to which certificates therefor are to be mailed, together with (a) cash, check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, or (b) with the consent of the Board, shares of Common Stock of the company having a fair market value equal to the option price of such shares, or
(c) with the consent of the Board, the purchaser's promissory note (secured by collateral, which may be the shares purchased, having a value equal to the principal amount of the note) bearing interest at such rate as the Board in its discretion may specify upon exercise of the Option, or (d) with the consent of the Board, a combination of (a), (b) or (c). For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be the fair market value as determined in good faith by the Board. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address referred to above.


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10.      TRANSFERABILITY OF OPTIONS.
         Options shall not be transferable by an Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

11.      TERMINATION OF EMPLOYMENT OR DEATH OF EMPLOYEE-OPTIONEES.
         Except as may be otherwise expressly provided in any Option, Options issued to employees of the Company or a subsidiary shall terminate on the earlier of:

         (i)       the date of expiration thereof;

         (ii) the date of termination of the employment relationship between the Company and the Optionee for cause; or

         (iii) 30 days after the date of termination of the employment relationship between the Company and the Optionee without cause, other than death or retirement in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company.

         Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof. In the event of the death of an Optionee while in the employ of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of such Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the expiration of such 180-day period, to exercise the Option to the extent the Optionee was entitled to exercise such Option immediately prior to his death. If, before the date of expiration of the Option, an Optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement. An employment relationship between the Company and an Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company or by any subsidiary corporation.


12.      TERMINATION OF ENGAGEMENT OR DEATH OF OTHER OPTIONEES.
         Except AS may be otherwise expressly provided in any Option and except in case of the death of the Optionee, Options issued to directors of subsidiary corporations who are not employees of the Company or such subsidiary corporations shall terminate on the earlier of:


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         (i)       the date of expiration thereof;

         (ii) the date of termination for cause of the engagement of the Optionee as a director; or

         (iii) 30 days after the date of termination, other than for cause, of such engagement. In the event of the death of an Optionee while engaged as a director by a subsidiary corporation, and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or 180 days following the date of death. After the death of such Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the expiration of such 180-day period, to exercise the Option to the extent the Optionee was entitled to exercise such option immediately prior to his death.

 13.     REQUIREMENTS OF LAW.
         The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as amended (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless such shares are registered under the Act or the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Without limiting the generality of the foregoing, the Company shall not be obligated to issue any such shares if in the Company's sole judgment to do so would cause the Company or such issue not to be in compliance with the requirements of Rule 504 promulgated under the Act. Any determinations in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint on the certificate or certificates evidencing such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act:
                           "The shares of stock represented by this certificate
                  have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."


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        The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14.      NO RIGHTS AS STOCKHOLDER.
         No Optionee shall have rights as a stockholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in paragraph 15 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

15.      EMPLOYMENT OBLIGATION.
         The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Optionee; and the right of the Company to terminate the employment or engagement of any officer, employee or other Optionee shall not be diminished or affected by reason of the fact that an option has been granted to him.

16.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.
         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under


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the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

    After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

    If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board; or (iii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

 17.     AMENDMENT OR TERMINATION OF PLAN.


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         The Board may modify, revise or terminate this Plan at any time and from time to time.

18.      WRITTEN AGREEMENT.
         Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Chief Financial officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Board in its discretion shall deem advisable.

19.      EFFECTIVE DATE.
         The Plan became effective upon its adoption by the Board on May 12, 1988. Options may not be granted under the Plan more than 10 years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options; (ii) by action of the Board pursuant to paragraph 16 hereof; or (iii) at the close of business on May 12, 1998, whichever shall first occur.

20.      REPURCHASE RIGHTS.
         The Board may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase ALL or any number of shares purchased upon exercise of such option within 60 days prior to, or at any time after, the termination of the employment, or engagement by the Company as a director, of the Optionee to whom the Option was granted. Therepurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase was granted. In the event the Board shall grant options subject to the Company's repurchase option, the certificate or certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.


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